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                                    EXHIBIT 10.8.2



Mazda Motor of America, Inc.                                    William D Goetze
                                                           Senior Vice President
                                                                 General Manager



CERTIFIED MAIL
RETURN RECEIPT REQUESTED

September 29, 1995



Sidney Deboer
LITHIA MAZDA
333 North Riverside Ave
Medford, OR  97501

Dear Dealer Principal:

Mazda Motor of America, Inc. (Mazda) hereby extends the duration of hte Mazda Dealer Agreement currently existing between you and Mazda to and including December 31, 1996.

This extension is automatic and does not require any action by you to take effect, but you should keep this letter with your executed Mazda Dealer Agreement.

Sincerely,

/s/ W.D.Goetze


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